SenYu
Progress in pigs

Sen Yu International Holdings, Inc.

OTCBB: CSWG



Investor Presentation

October 2010

Safe Harbor Statement

This document includes certain "forward-looking statements" within the meaning of the United States Private Securities Litigation Reform Act of 1995.

These statements are based on the Company's management's current expectations and are subject to risks and uncertainties and changes in circumstances.

All forward-looking statements included within, are based upon information available to the Company as of September 21, 2010 and it assumes no obligation to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Company Overview

- Engaged in the business of breeding, raising, and selling swine to abattoirs in the PRC since 2006
- Two pig breeding farms in Jiamusi, Heilongjiang with annual capacity of up to 11,000 breeder swine
- Sino-Canadian Joint Venture produced high quality Canadian breeder swine and advanced artificial insemination equipment
- Breeder swine sold to pig farmers and mature commercial pigs bought back for sale to abattoirs

Robust Growth



FYE June 30
(USD In millions)
80
70
60
50
40
30
20
10
0
30.4
6.1
50.4
4.5
70.4
6.3
2008*
2009
2010
Revenue
Net Income



** The fiscal year 2008 results reflect Sen Yu's results for the full twelve month period ended June 30, 2008*

Equity Snapshot

OTCBB: CSWG	FYE June 30, 2010
Price (06/30/10)	$6.15
Basic Shares Outstanding	21.0 MM
Market Cap	$128.5 MM
Cash	$5.8 MM
Total liabilities	$7.8 MM
Revenue	$70.4 MM
Net Income	$6.3 MM
Diluted EPS	$0.46

Company Structure


Sen Yu International Holdings, Inc. (CSWG)
(Delaware US Public Company) Sep 2009
100%
August 2009
Convert Preferred
Share Exchange
Advanced Swine Genetics Co., Ltd
(Nevada Company) June 2007
100%
Feb 2008
WOFE
Heilongjiang Senyu Animal Husbandry Co., Ltd.
(PRC Operating Company) Sep 2004
Polar Genetics Co., Ltd.
(Canadian Company)
40%
60%
Sino-Canadian Senyu-Polar Swine Genetics Co. Ltd.
(Joint Venture) Mar 2006

Investment Highlights

- Higher breeding rate of our pigs generates higher margins
- Prepayment of fodder allows farmers to operate on a greater scale and locks in our return on commercial pigs
- Involvement in complete production process reduces disease risk and increases product quality
- Superior swine breeding and artificial insemination technology through Canadian JV
- 0% tax policy for swine breeders in the PRC
- Low cost pig fodder in Heilongjiang province

Products

- Breeder Swine
  - JV provided initial 628 swine
  - Higher survival, pregnancy, birth and growth rate than Chinese breeder swine
  - Capacity up to 11,000 swine/year, 2 farms
  - 1 breeder can produce roughly 20 commercial pigs/year for 4 years



- Commercial Pigs
  - Farmers buy breeder swine to make commercial pigs for large scale consumption
  - We buy commercial pigs from farmers and sell to large abattoirs
  - 190 – 240 pounds per pig
  - 397,255 pigs sold in FY2010



Strategic JV with Canadian Polar




Canada Trade Mission
Mission commerciale

- 2006 JV signed with Canadian Polar Genetics
- October 2007 – 628 elite Canadian purebred pigs arrived from Polar Genetics
- We are the only PRC company with Canadian purebred pigs
- Canadian Polar provided superior artificial insemination (AI) and swine breeding technology
- Canadian Polar AI and breeding technologies allow us to produce more efficient swine
  - Less fodder/pig
  - Faster pig growth rate
  - Higher birth rate
  - Higher lean meat ratio

Strategic Partners

Golden Lotus (Distributor)

- Exclusive distributor sells into the Heilongjiang province (40 million people)
- Buys Sen Yu breeder swine and sells into its farmer network (more than 400 pig farmers)
- Provides after-sale service and training to farmers
- Provides farmer contact information to Wang Da



Wang Da (Fodder supplier)

- Also commercial pig collection agent
- Location in Heilongjiang allows Wang Da to source inexpensive, high-quality fodder to farmers
- Sen Yu prepays Wang Da to deliver fodder to farmers
- Fodder is roughly 80% of farmers pig raising expense. Sen Yu's prepayment allows farmers to raise more pigs
- Collects commercial pigs from farmers and delivers to Sen Yu



Pork Processing Customers



- Beijing 5th Meat Factory (in Beijing)
  - 233,558 commercial pigs purchased from Sen Yu in FY2010
  - 3 million hog annual processing capacity



- Dahongmen (in Beijing)
  - 151,222 commercial pigs purchased from Sen Yu in FY2010
  - 2 million hog annual processing capacity

Beijing hog market price is greater than Jiamusi local hog price

Sales Process

We sell breeder swine to farmers and buy farmer grown commercial pigs for resale to abattoirs

1. Golden Lotus (selling agent) sells our breeder swine to pig farmer →
2. Pig farmer's breeder swine produces piglets →
3. Pig farmer enters into agreement with Wang Da to become farmer in Sen Yu's Network →
4. Sen Yu prepays Wang Da for farmer's fodder →
5. Wang Da collects mature commercial pig from farmer in Sen Yu's Network →
6. Net profit split between farmer (40%) and Sen Yu (60%) →
7. Wang Da delivers mature commerical pigs to Sen Yu →
8. Sen Yu sells commercial hog at Beijing market price to Beijing abattoirs

We do not own any abattoirs, fodder, or farm facilities

Farmer Grown Commercial Pig Production Cycle

Breeder swine produce commercial pigs every 5.5 months after first litter (10 commercial pigs/litter)

First Litter of Pigs

Time (months)	Action
T	Farmer receives breeder swine from Golden Lotus
T+1	Successful mating
T+5	Birth of commercial pig
T+6	End of nursing period
T+11	Mature commercial hog sales start

Second Litter of Pigs

Time (months)	Action
T+6.5	Successful mating 2 weeks after end of nursing period
T+10.5	Birth of commercial pig
T+11.5	End of nursing period
T+16.5	Mature commercial hog sales start

Mutual Profitability

Farmer in Sen Yu's Network Profit-Split *		
(usd)		
Local Market Price for 1 Commercial Hog	$	180
Costs		
Fodder (1 Commercial Hog)		96
Fodder (Breeding Swine)		19
Total Cost		115
Profit for 1 Commercial Hog	$	65
Farmer Franchisee's Profit * 40%	$	26.00

Sen Yu Profit-Split *		
(usd)		
Beijing Market Price for 1 Commercial Hog	$	178
Costs		
Fodder (1 Commercial Hog)		96
Fodder (Breeding Swine)		19
Farmer Franchisee's Profit (40%)		26.00
Total Cost	$	141.00
Gross Profit for 1 Commercial Hog	$	37.00
Gross Margin		20.8%

Assumptions

1) Weight of 1 commercial hog when retrieved from the farmer is 210 pounds (95kg)
2) Heilongjiang local market price is RMB 5.86/pound (RMB 12.9/kg)
3) Weight of 1 commercial hog at time of sale from Sen Yu to Beijing slaughterhouse is 198 pounds (90kg)
4) Beijing market price is RMB 6.14/pound (RMB 13.5/kg)



* The local market price and Beijing market price are subject to price fluctuations

Working Capital Management

	Settlement Terms
◦ Golden Lotus – Sale of breeder pigs	COD
◦ Wang Da – Prepayment of fodder	6 months
◦ Farmer – Delivers commercial hogs	COD
◦ Wang Da – Pays profit to farmers on CSWG's behalf	7 –10 days
◦ Abattoirs – Sale of commercial hogs	3 days

Industry Overview

- **China consumes about 50% of world's pork products**
  - Roughly 1.7 million pigs are consumed per day in China*
- **The China Commerce Ministry increasing frozen pork reserves****
- **Pork market dominated by backyard and individual farmers****
  - Roughly 75% of swine raised in PRC by small scale farmers
  - PRC government would like to move production to large scale commercial producers to reduce disease and quality issues



*http://www.fas.usda.gov/; **http://www.cdata.cn/;

Industry Overview

- **China's pork consumption has more than doubled since 1990**
  - 22.6 million metric tons in 1990, 46.4 million metric tons in 2008, 50 million metric tons expected in 2010
- **Commercial pig sales grew at a similar rate to consumption from 1990 to 2008**
  - 310 million pigs sold in 1990, 610 million pigs sold in 2008
- **Projected domestic pork consumption will approach 68 million metric tons in 2015**
- **Government support**
  - Trade protection policies to encourage domestic pig production
  - Tax exemptions, insurance, vaccines, caps on feed costs, price control, land use

Source: http://www.chinadaily.com.cn/; http://www.chinapig.cn/; http://news.xinhuanet.com/; US Department of Agriculture Report

Growth Strategy

Maintain Breeder Swine Technical Superiority

Expand Market Coverage within Northeastern China

Consider buying abattoir

Increase Network of Farmers

Commercial Hog Development Plan

Our prepayment of farmer fodder reduces farmer initial costs and allows larger scale commercial pig manufacturing

Competitive Advantages

- Our competitors are primarily private or state owned Chinese enterprises in Northeast China

- Competitive Advantages
  - Strong supplier/distributor relationships
  - Unique business model mitigates production and grain procurement risk to farmer and supplier
  - Asset light business structure
  - Scalable business model promotes rapid commercial pig production growth

Financial Information



Robust Revenue Growth



FYE: June 30
(USD In millions)
75
70
65
60
55
50
45
40
35
30
25
20
15
10
5
0
30.4
50.4
70.4
YoY Growth: 66%
YoY Growth: 39.7%
FY2008*
FY2009
FY2010

** The fiscal year 2008 results above reflect Sen Yu's results for the full twelve month period ended June 30, 2008*

Strong Financial Margins



FYE: June 30
(USD In millions)
22.8%
20.0%
17.4%
20.3%
14.3
8.9%
8.9%
6.9
6.1
8.8
4.5
6.3
2008*
2009
2010
Gross Profit
Net Income
Gross Margin
Net Margin

** The fiscal year 2008 results above reflect CSWG's results for the full twelve month period ended June 30, 2008*

Balance Sheet

	As of June 30		
(USD In millions)	2008	2009	2010
Cash	$0.1	$0.1	$5.8
Prepayments to Suppliers	16.3	20.7	30.8
Current Assets	17.6	22.5	37.8
Total Assets	21.6	25.0	39.8
Total Current Liabilities	13.3	12.6	7.8
Long Term Liabilities	0.3	0.0	0.0
Shareholder's Equity	7.2	12.4	32.0

Experienced Management Team

Zhenyu Shang
Chairman, CEO

- Chairman of CSWG, Sen Yu and Senyu-Polar Joint Venture
- Former Chairman of Heilongjiang Senyu Real Estate (2000-2004) and Heilongjiang Senyu Construction and Machinery (1995-2000)
- Bachelor's degree from Heilongjiang Administrative Institute of Politics and Law

Paul Li
CFO

- Over 34 years of accounting and finance experience. Served as CFO for Jinpan International Ltd. (NasdaqGS: JST) and various insurance companies
- Internal audit and compliance officer for Countrywide / Bank of America; audit manager for Prudential, St. Paul and US government consulting firm
- Assistant professor with College of Insurance / guest lecturer of U of Nanjing
- MBA in risk management; Certified Public Accountant; licensed in NJ & CA

Pearl Hou
VP

- Formerly worked at Allen & Overy, LLP
- LLM degree from New York University School of Law; LLB from Beijing Foreign Studies University
- Admitted to practice law in the State of New York

Contact Information

Sen Yu International Holdings, Inc.

Paul Li, CFO

19 West 44th Street, Suite 1108
New York, NY 10036
212-997-8585 (Tel)
212-997-8588 (Fax)
paul_li535@hotmail.com